UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

Summit Municipal Intermediate Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced strong returns in the 6- and 12-month periods ended October 31, 2009. Longer-term and lower-quality securities fared significantly better than shorter-term and higher-quality munis in both periods, as reduced risk aversion, low money market yields, steadying credit markets, and hopes for an economic recovery prompted investors to seek higher-yielding alternatives. The T. Rowe Price Summit Municipal Intermediate and Income Funds posted very strong absolute and relative returns, largely on the strength of our rigorous, proprietary research. The funds’ long-term relative performance remained quite favorable.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be coming to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 1% in the second quarter and grew 2.8% in the third. While national unemployment has increased to 10.2% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early March lows in anticipation of stronger economic growth in the months ahead.

Over the last 12 months, intermediate- and long-term U.S. Treasury yields rebounded from their late-2008 lows as new issuance increased significantly and improving financial markets prompted investors to assume greater investment risks and seek higher returns. In contrast, longer-term municipal interest rates declined through the end of September in the face of strong demand, as investors were attracted by discounted valuations and tax-free income offered by municipal securities. Yields rose somewhat in October after reaching a point where investors considered municipal securities to be somewhat overpriced historically.

Despite their vigorous rebound this year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of October 31, 2009, the 3.03% yield offered by a 10-year tax-free municipal bond rated AAA was about 90% of the 3.38% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Thirty-year AAA municipal bonds are even more attractive on a relative basis, with a 4.23% yield that matched the 4.23% pretax yield offered by 30-year Treasuries. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding 5.875% in order to receive the same after-tax income from a 30-year AAA muni bond yielding 4.23%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal supply through the end of October totaled about $335 billion, according to The Bond Buyer. Tax-exempt supply has been a bit lower than expected, due in part to the Build America Bond program, which has shifted some municipal issuance to the taxable bond market and helped alleviate the supply/demand imbalance that stressed the tax-free market in 2008. With the national economy still very weak and a significant federal fiscal stimulus package providing some temporary relief to the states, we expect aggregate new issuance in 2009 to be a bit lower than in 2008.

Demand from retail investors for municipal securities has been very strong, and year-to-date investor cash flows into municipal bond funds have already surpassed the annual record level reached in 1993. In the aftermath of last year’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities.

Many states are facing fiscal difficulties and have been forced to take drastic actions to close budget deficits. California’s challenges show no signs of abating. Although state officials reached a budget agreement in late July that includes spending cuts and borrowing from local governments, there needs to be more willingness to adjust taxes, fees, and spending to match the difficult economic realities facing the state. Considering that the state’s recovery will probably lag a national economic recovery, we continue to underweight California securities in our broad municipal portfolios.

In terms of sector performance, the segments of the municipal market that fared worst in 2008—long-term and lower-quality securities—have been leaders in 2009. In the last six months, tobacco bonds performed very well despite our view that longer-term consumption trends do not appear to be especially positive for the bonds. Corporate-related municipal securities, such as industrial revenue and pollution control revenue bonds and health care-related issues, also did well as credit markets stabilized and investors hoped for stronger revenues stemming from an economic recovery. In contrast, the sectors that held up best in 2008, such as prerefunded bonds and escrowed-to-maturity bonds (which are backed by U.S. Treasuries), lagged with only mild gains. Sector performance trends for the 12-month period were similar but returns were stronger, as valuations throughout the municipal market recovered from their cheapest levels of late 2008.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.07% during the past six months and slightly bested its Lipper benchmark’s 0.06% return. The fund’s return for its fiscal year ended October 31, 2009, was 0.39% compared with 0.29% for the Lipper average. Money market yields continued to grind their way to lower and lower levels as the Federal Reserve’s massively accommodative policy of monetary and quantitative easing remained firmly in place. With many investors still preferring the low risk and liquidity of money funds, demand for money market-eligible investments remains high. Meanwhile, the supply of assets that we consider suitable for a money fund continues to dwindle. Many state and local borrowers are showing increasing signs of credit stress as the slowing economy takes its toll. Large issuers such as California, Illinois, and Michigan will not be found in our portfolio this year. Many issuers are also finding their access to bank credit enhancement either more expensive or much more limited than in the past. Thus, continuing constraints on supply in the face of persistent demand only add further pressure to an already low rate environment.

Most money market levels show how low borrowing rates have fallen. Yields on Treasury bills—the most liquid of all cash investments—are most telling. Ninety-day Treasury bills, which six months ago yielded only 0.13%, continued to fall, ending the period at 0.05%. The benchmark rate for funding in the taxable money market, the 90-day Libor, fell 72 basis points (100 basis points equal 1%) in the past six months, from 1.00% to 0.28%. Municipal rates show the same trend: Our index of seven-day variable rates fell from 0.77% to 0.25% during the period. Yields on longer-dated investments fell as well, with one-year yields declining from 0.47% to 0.42%. Moreover, the highest-quality issues, such as those we invest in for the fund, frequently trade at levels below those noted here. Thus it is not all that surprising that yields on most money funds are quickly approaching 0.00%.

The composition of the portfolio has shifted to capture quickly disappearing yields. The portfolio’s exposure to variable rate securities was moved significantly lower and now represents only 51% of holdings. Meanwhile, we have looked for opportunities in fixed rate securities and commercial paper, where we believe we can lock in higher yields for longer time frames. The weighted average maturity of the portfolio remains relatively long at 65 days.

Our interest rate views suggest that the Federal Reserve will maintain exceptionally low interest rates for some time to come. We believe that the economy is bottoming, but outright job creation and a falling unemployment rate will be prerequisites for a rise in rates. Massive expansion of its balance sheet by the Federal Reserve through direct purchases of Treasury and agency debt has complicated the Fed’s exit strategy. How the Federal Reserve will shift from its current policy stance to one that is less accommodative remains uncertain but will be closely watched by us in the months to come. In the meantime, we remain focused on maintaining a high-quality, highly liquid portfolio for our shareholders.

Summit Municipal Intermediate Fund
Your fund returned 4.49% during the six months ended October 31, 2009, compared with 3.90% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. The fund provided a return of 11.44% for its fiscal year versus 10.41% for the Lipper average. During the last six months, the fund’s net asset value per share rose from $10.86 to $11.14, while the 30-day dividend yield declined from 3.86% to 3.52% as bond prices rose (bond prices and yields move counter to each other).

Our primary focus during the six-month period was identifying credits that we believed could withstand a prolonged period of subpar economic growth. This strategy generally meant steering away from general obligation bonds that are suffering from lower income tax receipts and higher expenses and investing in good revenue bonds with more stable revenue streams. For example, we added several A rated dedicated tax bonds that we believe will have good debt service coverage in a slow economic environment. Furthermore, their revenue streams are currently more predictable than income tax-backed bonds.

Other revenue sectors we favored include electric, air and sea transportation, and hospitals. In most cases, these sectors offered yield spreads wide enough that we were able to increase the fund’s income. We also added to our positions in below-investment-grade bonds, which outperformed as yield spreads narrowed and boosted the fund’s return. In addition, we overweighted bonds with 15-year maturities and underweighted bonds in the three- to seven-year range since we believe longer-term bonds offer greater value than short- to intermediate-term bonds, considering the steep yield curve. (The yield curve is a graphic depiction of the relationship between yields on bonds with varying maturities.)

Finally, cash flow has been very strong throughout the year. As a result, we found ourselves holding cash longer than usual as we looked for good investments appropriate for the fund. It is tempting to invest these cash inflows quickly since cash equivalents currently provide low rates of return. However, while there are many credits we could have bought as the cash came in, we prefer to remain disciplined with regard to diversification, and we are diligent about avoiding credits that we believe will remain under pressure during difficult economic times.

Summit Municipal Income Fund
During the six months ended October 31, 2009, your fund delivered a solid return of 8.37%, surpassing the Lipper General Municipal Debt Funds Average of 7.36%. The fund’s one-year return also bested the peer group average 15.59% to 13.91%. Over the six-month period, the fund’s net asset value rose from $10.24 to $10.85, while its 30-day dividend yield declined from 4.70% to 4.33% in a falling rate environment.

Our trading activity was fairly active, reflecting the fund’s growth in assets both from appreciation and, even more significantly, from increased cash inflows. We invested new cash primarily in securities with longer maturities as the steep yield curve made rates much more compelling on the long end of the spectrum. (The yield curve is a graphic depiction of the relationship between the yields on bonds with varying maturities.) The portfolio’s weighted average maturity extended from 14.4 years at the end of April to 15.8 years at the end of October. At the end of the reporting period, we were overweight in securities with maturities of 20 years and longer, and we were underweight in bonds with 3- to 10-year maturities. The portfolio’s duration (duration measures a bond fund’s sensitivity to changes in interest rates) shortened only slightly from 6.8 to 6.5 years as interest rates declined, shifting its posture from neutral at the end of April to longer relative to the Barclays Municipal Bond Index at the end of the fund’s fiscal year. The longer posture benefited the fund’s returns, since long-term bonds significantly outperformed short- and intermediate-term securities.

We made slight shifts in the fund’s quality diversification, as our exposure to AAA and AA bonds declined by four percentage points, from 38% to 34%. We added A and BBB rated positions as their yield differentials remained wide from a historical perspective. Those yield spreads began to tighten at the beginning of the six-month period, which resulted in lower-rated bonds outperforming higher-quality securities during the past six months. The Barclays index showed the BBB sector returning 12.68% compared with 2.81% for AAA bonds during the period, and our diversified exposure to lower-quality credits contributed to the fund’s solid performance.

We also made changes in the portfolio’s sector diversification, underweighting the general obligation sector in favor of revenue bonds as states and localities remained under fiscal pressure. We selectively increased exposure to both the hospital and educational revenue sectors, and also to the ground transportation sector, one of our largest, reflecting our bias toward revenue securities. Our purchases included North Texas Tollway Authority and Metropolitan DC Dulles Toll Road. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse in 2010—and municipal bond defaults, which historically have been rare, could increase moderately over the next year. Maintaining balanced budgets requires careful and dedicated work by state and local officials, and many issuers are trying to make difficult but necessary fiscal decisions as they adjust to the economic downturn.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are expected to rise in the next few years. Longer-term and lower-quality municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. In contrast, short-term securities appear to be fairly valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high. While there could be additional periods of volatility stemming from occasional supply/demand imbalances or possible credit rating downgrades, the deleveraging activity that plagued the municipal market in 2008 seems to be largely behind us.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As we emerge from the recent credit cycle, we continue to hold positions in bonds whose prices remain somewhat depressed but ones that our analysts believe have good long-term prospects. We think these actions will position our portfolios to generate attractive long-term relative returns for our clients.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 20, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital Municipal Bond 1-15 Year Blend (1-17 Maturity) Index: A sub-index of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Libor: The London Interbank Offered Rate is a taxable money market benchmark.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 101.8%		
Alabama 1.0%		
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 4.75%, 5/1/17	1,500	1,464
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 5.00%, 6/1/25	1,000	904
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,685	1,648
Jefferson County, Sewer, 5.50%, 2/1/40 (Prerefunded 2/1/11) (1)(2)	2,500	2,666
Univ. of Alabama Board of Trustees, Univ. of Alabama Birmingham Hosp., VR, 5.75%, 9/1/22	4,000	4,277
		10,959
Alaska 0.4%		
Alaska HFC, Single Family, 5.75%, 12/1/11 (3)	485	486
Anchorage, GO, 5.00%, 3/1/20	3,255	3,480
		3,966
Arizona 2.0%		
Arizona HFA, Banner Health, 5.125%, 1/1/29	2,000	1,996
Arizona HFA, Blood Systems, 5.00%, 4/1/18	1,325	1,349
Arizona School Fac. Board, 5.50%, 7/1/13 (Prerefunded 7/1/11) (1)	3,500	3,781
Arizona State Univ. Board of Regents, 6.00%, 7/1/26	2,350	2,688
Arizona Transportation Board, Highway, 5.00%, 7/1/27	2,145	2,298
Salt River Project Agricultural Improvement & Power Dist. 5.00%, 1/1/28	6,000	6,363
Salt River Project Agricultural Improvement & Power Dist. 5.25%, 1/1/15	1,500	1,642
Tempe IDA, Friendship Village, 5.375%, 12/1/13	1,180	1,180
		21,297
Arkansas 0.1%		
Univ. of Arkansas, 5.00%, 11/1/26	1,000	1,039
		1,039

California 7.6%

Bay Area Toll Auth., San Francisco, 5.00%, 4/1/25	4,495	4,812
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/31	4,200	4,297
Bay Area Toll Auth., San Francisco, 5.25%, 4/1/26	6,590	7,161
California, Economic Recovery, 5.00%, 7/1/18	7,300	7,651
California, Economic Recovery, 5.00%, 7/1/23 (Prerefunded 7/1/11) (1)	5,500	5,889
California, Economic Recovery, GO, 5.25%, 7/1/12	1,170	1,273
California, GO, 5.00%, 11/1/12 (Prerefunded 11/1/11) (1)	145	157
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	3,605	3,844
California Dept. of Water Resources, Power Supply 5.50%, 5/1/11	3,300	3,507
California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (4)	2,320	2,520
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	1,400	1,447
California Statewide CDA, Children's Hosp. of Los Angeles VRDN, 0.20%, 8/15/23	6,100	6,100
Capistrano Unified School Dist. No. 90-2, Talega 5.875%, 9/1/23	200	199
East Bay Municipal Utility Dist., Wastewater VRDN, 0.25%, 6/1/38	2,200	2,200
Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27	6,765	5,837
Golden State Tobacco Securitization Corp., Tobacco Industry 5.00%, 6/1/14	1,600	1,637
Long Beach Harbor, 5.00%, 5/15/18	1,500	1,641
Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (5)	2,000	2,093
Northern California Gas Auth. No. 1, VR, 0.914%, 7/1/27	2,000	1,463
Orange County Sanitation Dist., VRDN, 0.24%, 8/1/30	5,800	5,800
Port of Oakland, 5.00%, 11/1/11 (3)	1,000	1,058
San Diego Unified School Dist., GO, 5.00%, 7/1/16	4,705	5,207

Santa Clara County Fin. Auth., El Camino Hosp. 5.75%, 2/1/41 (4)	540	550
Southern California Public Power Auth., Power Transmission 5.00%, 7/1/23	3,290	3,441
Univ. of California Regents, 5.00%, 5/15/19 (5)	1,295	1,386
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.00%, 6/1/12	2,000	2,096
		83,266
Colorado 2.5%		
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/18	5,000	5,258
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/19	5,000	5,246
Colorado HFA, Catholic Health Initiatives, VR, 3.95%, 9/1/36	1,250	1,277
Colorado HFA, Evangelical Lutheran Good Samaritan Society 5.00%, 6/1/16	1,200	1,227
Colorado HFA, Valley View Hosp., 5.50%, 5/15/28	1,000	965
Denver City & County, Airport, 5.00%, 11/15/17 (3)	2,795	2,856
Denver City & County, Airport, 5.25%, 11/15/27	5,560	5,695
Denver City & County, Airport, VR, 5.25%, 11/15/32 (3)	3,500	3,563
Univ. of Colorado, 5.50%, 6/1/24	1,000	1,125
		27,212
Connecticut 1.2%		
Connecticut, GO, 5.00%, 4/15/20	10,000	11,306
Mashantucket Western Pequot Tribe, 5.70%, 9/1/12 (6)	500	290
Mohegan Tribe Indians, 6.25%, 1/1/31	450	349
Mohegan Tribe Indians, Gaming Public Improvement 5.50%, 1/1/13 (6)	920	849
		12,794
Delaware 0.4%		
Delaware River & Bay Auth., 5.00%, 1/1/21	1,000	1,045

New Castle County, Newark Charter School, 5.00%, 9/1/26	820	716
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	860	762
Wilmington, GO, 5.375%, 6/1/16 (Prerefunded 6/1/12) (1)(2)	1,925	2,138
		4,661
District of Columbia 3.9%		
District of Columbia, GO, 4.75%, 6/1/36 (5)	480	471
District of Columbia, GO, 5.25%, 6/1/19 (5)	3,140	3,572
Metropolitan Washington D.C. Airports Auth., 5.00%, 10/1/23	5,000	5,368
Metropolitan Washington D.C. Airports Auth., 5.00%, 10/1/29	3,880	4,027
Metropolitan Washington D.C. Airports Auth. 5.50%, 10/1/18 (3)	5,935	6,109
Washington D.C. Convention Center Auth., 5.00%, 10/1/18 (4)	6,090	6,435
Washington D.C. Convention Center Auth., 5.00%, 10/1/20 (4)	5,500	5,701
Washington D.C. Convention Center Auth., 5.00%, 10/1/21 (4)	4,500	4,634
Washington D.C. Metropolitan Area Transit Auth. 5.00%, 1/1/12	1,000	1,075
Washington D.C. Metropolitan Area Transit Auth. 5.25%, 7/1/20	1,000	1,121
Washington D.C. Metropolitan Area Transit Auth. 5.25%, 7/1/22	2,500	2,774
Washington D.C. Metropolitan Area Transit Auth. 5.25%, 7/1/26	1,000	1,083
		42,370
Florida 12.0%		
Broward County, Airport, 5.25%, 10/1/10 (3)	2,000	2,016
Broward County, Water & Sewer, 5.00%, 10/1/15 (4)	1,425	1,572
Collier County, Gas Tax, 5.25%, 6/1/14 (4)	500	540
Delray Beach, Decade of Excellence, GO, 5.00%, 2/1/13 (5)	1,000	1,098
Fishhawk Community Dev. Dist. II, Special Assessment 5.125%, 11/1/14	110	100

Hillsborough County Aviation Auth., 5.00%, 10/1/11 (3)(7)	3,175	3,345
Jacksonville, 5.375%, 10/1/17 (2)	1,000	1,047
Jacksonville, Excise Tax, 5.00%, 10/1/23 (4)	1,875	1,924
Jacksonville, Excise Tax, 5.25%, 10/1/19 (3)	1,450	1,463
Jacksonville Electric Auth., 5.00%, 10/1/12	2,500	2,733
Jacksonville Electric Auth., 5.00%, 10/1/20	2,250	2,348
Kissimmee Water & Sewer, 5.50%, 10/1/11 (2)(8)	1,500	1,521
Lee Memorial Health, VRDN, 0.20%, 4/1/33	10,900	10,900
Martin County, Utility, 5.50%, 10/1/16 (2)	1,260	1,359
Miami-Dade County, Aviation, 5.25%, 10/1/12 (3)	6,350	6,761
Miami-Dade County, Aviation, 5.75%, 10/1/24	5,085	5,627
Miami-Dade County, Aviation, Int'l Airport, 5.25%, 10/1/18 (3)	2,450	2,494
Miami-Dade County, Parks, GO, 5.25%, 11/1/16	660	709
Miami-Dade County, Public Services, 5.00%, 4/1/20	1,135	1,174
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (Prerefunded 4/1/14) (1)(4)	1,475	1,666
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	765	795
Orange County, Sales Tax, 5.00%, 1/1/14 (2)	1,550	1,662
Orange County, Sales Tax, 5.125%, 1/1/16 (2)	2,580	2,759
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20 (Prerefunded 1/1/15) (1)	280	316
Orange County HFA, Nemours Foundation VRDN, 0.20%, 1/1/39	4,100	4,100
Orlando-Orange County Expressway Auth., 6.50%, 7/1/10 (2)	1,000	1,034
Osceola County, Tourist Dev., 5.50%, 10/1/16 (2)	1,000	1,054
Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (2)	3,700	4,156
Paseo Community Dev. Dist., 5.00%, 2/1/11	775	380
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/17 (4)	1,775	1,798
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/21 (4)	2,080	2,123
Reedy Creek Improvement Dist., GO, 5.375%, 6/1/15 (4)	2,000	2,071

Reedy Creek Improvement Dist., Utility 5.00%, 10/1/20 (4)	1,025	1,049
Saint Augustine, 5.00%, 10/1/24 (4)	2,400	2,469
Saint John's County IDA, Glenmoor, 5.00%, 1/1/16	400	359
Seminole Tribe of Florida, 5.50%, 10/1/24 (6)	1,200	1,127
Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16	945	831
South Miami HFA, Baptist Health South, 5.00%, 8/15/21	1,000	1,018
South Miami HFA, Baptist Health South, 5.00%, 8/15/23	2,500	2,514
Tolomato Community Dev. Dist., Special Assessment 6.375%, 5/1/17	500	425
Tolomato Community Dev. Dist., Special Assessment 6.45%, 5/1/23	1,000	818
West Orange Healthcare Dist., 5.50%, 2/1/10	800	805
		131,082
Georgia 1.6%		
Burke County Dev. Auth., Oglethorpe Power 4.625%, 1/1/37 (Tender 4/1/10) (4)	4,000	4,056
Chatham County Hosp. Auth., Memorial Health, 5.50%, 1/1/34	1,000	863
Cobb-Marietta Water Auth., 5.50%, 11/1/14 (Prerefunded 11/1/12) (1)	1,515	1,742
Fulton County, Water & Sewer, 5.00%, 1/1/21 (2)	2,180	2,275
Gainesville Redevelopment Auth., Riverside Military Academy 5.00%, 3/1/11	740	714
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/14	2,000	2,127
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	2,500	2,408
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/24	2,500	2,438
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	810	790
		17,413

Hawaii 1.3%		
Hawaii, GO, 5.00%, 7/1/19 (4)	4,350	4,747
Hawaii, GO, 5.25%, 9/1/23	4,000	4,363
Hawaii, GO, 5.50%, 2/1/11 (5)	1,050	1,113
Hawaii Airports, 5.25%, 7/1/21 (2)(3)	2,275	2,287
Honolulu, GO, 5.00%, 7/1/10	2,000	2,062
		14,572
Idaho 0.0%		
Nez Perce County, IDRB, PCR, Potlatch Corp., 7.00%, 12/1/14	400	394
		394
Illinois 2.7%		
Chicago, Neighborhoods Alive, GO, VRDN, 0.23%, 1/1/37	900	900
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/10	3,600	3,625
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20 (4)	5,235	5,515
Chicago Park Dist., 5.75%, 1/1/16 (Prerefunded 1/1/11) (1)(2)	845	895
Chicago Park Dist., GO, 5.75%, 1/1/16 (2)	155	164
Chicago Water, 5.50%, 11/1/18 (Prerefunded 11/1/11) (1)(4)	2,000	2,185
Illinois, GO, 5.50%, 8/1/16	1,250	1,368
Illinois Fin. Auth., Advocate Health Care Network 5.00%, 11/1/15	2,000	2,129
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/25	900	772
Illinois Fin. Auth., Univ. of Chicago Medical, VRDN 0.15%, 8/1/43	3,300	3,300
Illinois Toll Highway Auth., 5.00%, 1/1/18 (5)	4,500	4,888
Metropolitan Pier & Exposition Auth., McCormick Place Expansion, 5.375%, 12/15/17 (2)	1,000	1,015
Metropolitan Pier & Exposition Auth., McCormick Place Expansion, 5.375%, 12/15/18 (2)	2,500	2,536
		29,292

Louisiana Local Gov't. Environmental Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/24	1,300	1,354
		3,778
Maryland 5.7%		
Baltimore, Convention Center Hotel, 5.00%, 9/1/16	755	667
Frederick County, Public Fac., GO, 5.00%, 6/1/20	1,225	1,388
Howard County, Vantage House, 5.00%, 4/1/13	725	732
Howard County, Vantage House, 5.00%, 4/1/14	760	760
Maryland CDA, Residential, 5.50%, 9/1/31 (3)	2,415	2,390
Maryland DOT, 5.00%, 2/15/23	4,030	4,436
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/16	2,250	1,472
Maryland Economic Dev. Corp., U.S. Pharmacopeial Convention VRDN, 0.20%, 7/1/38	1,200	1,200
Maryland Economic Dev. Corp., UMBC Student Housing 5.00%, 7/1/14 (9)	500	510
Maryland Economic Dev. Corp., PCR, Potomac Electric Power 6.20%, 9/1/22	3,500	3,952
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	1,250	1,444
Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	5,000	4,500
Maryland HHEFA, Ingleside at King Farm, 5.00%, 1/1/17	770	696
Maryland HHEFA, Johns Hopkins Hosp., 5.00%, 5/15/48 (Tender 5/15/15)	1,950	2,131
Maryland HHEFA, Johns Hopkins Hosp., TECP, 1.30%, 11/23/09	5,000	5,000
Maryland HHEFA, Lifebridge Health, 4.75%, 7/1/11	1,250	1,295
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (4)	7,140	7,537
Maryland HHEFA, Washington County Health, 5.00%, 1/1/18	1,000	1,001
Maryland HHEFA, Washington County Health, 6.00%, 1/1/28	1,750	1,796
Montgomery County, GO, 5.00%, 5/1/21 (Prerefunded 5/1/17) (1)	2,500	2,803
Montgomery County, GO, 5.25%, 10/1/14	2,700	2,948

Montgomery County, GO, BAN, VRDN, 0.25%, 6/1/26	600	600
Montgomery County Housing Opportunities Commission, Single Family, VRDN, 0.20%, 7/1/33	1,800	1,800
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/11 (3)(4)	1,635	1,713
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/14 (3)(4)	8,000	8,511
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (3)(4)	500	520
		61,802
Massachusetts 2.1%		
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (1)	1,300	1,472
Massachusetts, GO, 5.00%, 8/1/24	1,750	1,902
Massachusetts, GO, 5.25%, 9/1/22 (5)	8,000	9,249
Massachusetts, GO, 5.50%, 12/1/23 (4)	4,500	5,318
Massachusetts Ed. Fin. Auth., 5.25%, 1/1/16	4,235	4,543
		22,484
Michigan 0.9%		
Detroit City School Dist., 5.50%, 5/1/18 (Prerefunded 5/1/12) (1)(5)	1,650	1,828
Michigan, Federal Highway, GAN, 5.25%, 9/15/18 (5)	2,500	2,751
Michigan Hosp. Fin. Auth., Mercy Health, 5.00%, 8/15/12 (8)	1,395	1,400
Michigan Municipal Bond Auth., Clean Water Revolving Fund 5.00%, 10/1/22	2,000	2,113
Wayne County Charter Airport, 5.25%, 12/1/11 (3)	1,500	1,518
		9,610
Minnesota 1.0%		
Maple Grove, North Memorial Health Care, 5.00%, 5/1/16	2,000	2,121
Minneapolis, Convention Center, GO, 5.00%, 12/1/10	1,255	1,317

Minneapolis-Saint Paul Metropolitan Airport Commission 5.50%, 1/1/17 (Prerefunded 1/1/11) (1)(2)	2,000	2,115
Minnesota, GO, 5.00%, 8/1/18	3,100	3,543
Southern Minnesota Municipal Power Agency 5.25%, 1/1/13 (4)	1,400	1,533
		10,629
Missouri 3.4%		
Missouri Environmental Improvement & Energy Resource Auth. IDRB, Kansas City Power & Light, VR, 5.25%, 7/1/17 (Tender 4/1/13) (9)	3,000	3,156
Missouri HEFA, SSM Health Care, VRDN, 0.18%, 6/1/33	2,750	2,750
Missouri HEFA, Washington Univ., 5.25%, 3/15/18	3,500	4,101
Missouri HEFA, Washington Univ., VRDN, 0.16%, 9/1/30 - C	2,200	2,200
Missouri HEFA, Washington Univ., VRDN, 0.16%, 9/1/30 - D	4,000	4,000
Missouri Highway & Transportation Commission 5.00%, 2/1/19	10,000	11,476
Missouri Highway & Transportation Commission 5.00%, 5/1/22	3,000	3,269
Missouri Highway & Transportation Commission 5.00%, 5/1/23	1,450	1,571
Saint Louis, Lambert Int'l. Airport, 6.00%, 7/1/19	2,500	2,664
Saint Louis Municipal Fin. Corp., City Justice Center 5.375%, 2/15/14 (4)	1,350	1,397
		36,584
Nevada 2.0%		
Clark County, Airport Improvement, Las Vegas McCarran Int'l. Airport, 5.00%, 7/1/25 (5)	1,800	1,846
Clark County, GO, 5.00%, 11/1/20 (4)	1,680	1,765
Clark County, GO, 5.00%, 11/1/28 (5)	10,000	10,130
Clark County, GO, 5.50%, 6/1/16 (Prerefunded 6/1/11) (1)(2)	2,000	2,153
Clark County, IDRB, PCR, Southwest Gas, VR, 5.45%, 3/1/38	700	716

New Mexico 0.2%		
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	2,000	2,089
		2,089
New York 8.6%		
Albany IDA, Saint Peter's Hosp., 5.00%, 11/15/10	350	358
Albany IDA, Saint Peter's Hosp., 5.50%, 11/15/13	1,000	1,061
Albany Parking Auth., 5.25%, 10/15/12	390	410
Dormitory Auth. of the State of New York, 5.25%, 11/15/23 (Tender 5/15/12)	1,000	1,083
Dormitory Auth. of the State of New York, City Univ., VRDN 0.18%, 7/1/31	1,800	1,800
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/11	260	261
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (5)	1,000	1,068
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19	2,200	2,361
Long Island Power Auth., 5.00%, 12/1/21 (5)	3,000	3,192
Long Island Power Auth., 5.50%, 4/1/24	1,850	1,995
Metropolitan Transportation Auth., 5.00%, 11/15/23	5,000	5,208
Metropolitan Transportation Auth., Dedicated Tax Fund 5.00%, 11/15/23	3,325	3,432
Nassau County IDA, Amsterdam at Harborside, 6.50%, 1/1/27	1,200	1,080
New York City, GO, 5.00%, 8/1/16 - C	8,400	9,259
New York City, GO, 5.00%, 8/1/16 - H	2,000	2,182
New York City, GO, 5.00%, 4/1/20	2,765	2,926
New York City, GO, 5.00%, 4/1/21 (2)	3,915	4,096
New York City, GO, 5.25%, 8/1/11	3,500	3,747
New York City, GO, 5.50%, 8/1/12	4,165	4,589
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	1,900	1,891
New York City IDA, 7 World Trade Center, 6.50%, 3/1/35	2,000	1,864

Oklahoma Turnpike Auth., 5.25%, 1/1/16 (Prerefunded 1/1/12) (1)(4)	280	306
		7,071
Oregon 0.4%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (1)	2,330	2,629
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/16 (10)	1,395	1,318
		3,947
Pennsylvania 0.9%		
Allegheny County Hosp. Dev. Auth, Univ. of Pittsburgh Medical Center 5.00%, 9/1/11	1,900	2,028
Allegheny County Sanitary Auth., 5.75%, 12/1/16 (Prerefunded 12/1/10) (1)	1,410	1,494
Cumberland County Municipal Auth., Wesley Affiliated Services 7.125%, 1/1/25 (Prerefunded 1/1/13) (1)	400	469
Pennsylvania, GO, 5.375%, 7/1/16	3,000	3,485
Pennsylvania Economic Dev. Fin. Auth., IDRB, Reliant Energy 6.75%, 12/1/36 (3)	540	551
Souderton Area School Dist., GO, 5.00%, 11/15/18 (2)	1,700	1,824
		9,851
Puerto Rico 0.4%		
Puerto Rico Electric Power Auth., 5.25%, 7/1/12 (5)	1,000	1,066
Puerto Rico Electric Power Auth., 5.25%, 7/1/14	2,000	2,018
Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health, 6.375%, 11/15/15	750	791
		3,875
Rhode Island 0.1%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	1,000	848
		848

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended October 31, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 2% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. As of October 31, 2009, the fund held interest rate futures with cumulative unrealized gain of $0 and cumulative unrealized loss of $53,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended October 31, 2009, the fund recognized $259,000 of realized gain on Futures and a $111,000 change in unrealized loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $278,125,000 and $73,954,000, respectively, for the year ended October 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009 and October 31, 2008, totaled $33,435,000 and $26,989,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2009, the fund utilized $1,099,000 of capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $236,000 in fiscal 2014, $92,000 in fiscal 2015, and $2,606,000 in fiscal 2016.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Intermediate Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $31,000 from short-term capital gains.

The fund’s distributions to shareholders included $32,882,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm
(1945)	(2004 to present); Director, Under Armour (2008 to present);
1993	Director, Vornado Real Estate Investment Trust (2004 to present);
Director, Mercantile Bankshares (2002 to 2007); Member, Advisory
Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern
2003	(2008 to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
1993	Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[124]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.
2004
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Municipal Funds	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Vice President, T. Rowe Price
Assistant Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe Price
Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement
Plan Services, Inc.

Homero J.F. Radway (1976)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President	Fixed Income and Derivative Associates, Credit
Suisse First Boston (to 2007)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation,
and Reconciliation Associate, Cablevision
Corporation (to 2005)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009